UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2009
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On September 25, 2009, Resolute Energy Corporation (the “Company”) announced that it had closed the business combination transaction (the “Transaction”) contemplated by the Purchase and IPO Reorganization Agreement, dated as of August 2, 2009, by and among the Company, Hicks Acquisition Company I, Inc. (“HACI”), Resolute Holdings Sub, LLC, Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC, and HH-HACI, L.P., as amended (the “Acquisition Agreement”). As a result of the Transaction, HACI became a wholly-owned subsidiary of the Company. A description of the Acquisition and the Acquisition Agreement is included in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Company’s Registration Statement on Form S-4, declared effective by the SEC on September 14, 2009, beginning on page 99 and page 127, respectively, which information is incorporated herein by reference.
     Disclosure responsive to Item 2.01(b) through (e) of Form 8-K is included in the Proxy Statement/Prospectus under “Resolute’s Business” beginning on page 201, “HACI’s Business” beginning on page 153, “The Acquisition” beginning on page 99 and “The Acquisition Agreement” beginning on page 127, which information is incorporated herein by reference.
     Business
     A description of the Company’s and HACI’s business is included in the Proxy Statement/Prospectus under “Resolute’s Business” beginning on page 201 and “HACI’s Business” beginning on page 153, which information is incorporated herein by reference.
     Risk Factors
     Certain risks associated with the business of the Company and HACI are described under “Risk Factors” beginning on page 46 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.
     Financial Information
     Certain financial information related to the Company and HACI is included in the Proxy Statement/Prospectus under “Selected Historical Financial Information of the Company” on page 145, “Selected Historical Financial Information of HACI” beginning on page 146, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Resolute” beginning on page 176 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HACI” beginning on page 148, which information is incorporated herein by reference.
     Properties
     Information regarding the properties of the Company is included in the Proxy Statement/Prospectus under “Resolute’s Business” beginning on page 201, which information is incorporated herein by reference.
     Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock immediately following the consummation of the Transaction by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock; (ii) each of the Company’s executive officers and directors; and (iii) all executive officers and directors of the Company as a group. Several entities reported beneficial ownership of more than 5% of the outstanding shares of common stock of HACI prior to the Transaction. See “Beneficial Ownership of Securities” in the Proxy Statement/Prospectus beginning on page 246. Until such entities file reports on Schedule 13D or 13G with the Securities and Exchange Commission, the Company is not able to determine whether such entities own more than 5% of the Company’s outstanding common stock following the consummation of the Transaction.

Shares of Company Common Stock
Beneficially Owned After the Transaction
	Number		Percentage(1)
HH-HACI, L.P.(2)	11,002,367	(3)	19.0%
Thomas O. Hicks(4)(5)	11,002,367	(3)	19.0%
Resolute Holdings, LLC(6)(7)	12,718,433	(8)	22.9%
William H. Cunningham(5)	32,325	(9)	*
Thomas O. Hicks, Jr.(5)	—		—
Robert M. Swartz(5)	—		—
Nicolas J. Sutton(5)(6)(7)(10)	—		—
James M. Piccone(5)(6)(7)(10)	—
Richard F. Betz(6)(7)(10)	—
Dale E. Cantwell(6)(7)(10)	—		—
Theodore Gazulis(6)(7)(10)	—		—
Janet W. Pasque(6)(7)(10)	—		—
Kenneth A. Hersh(5)(6)	—		—
Richard L. Covington(5)(6)	—		—
William J. Quinn(5)(6)	—		—
All directors and executive officers as a group (12 persons)	32,325	(9)	*

*	Less than 1%

(1)	Based upon 53,154,883 shares of Company Common Stock outstanding as of the closing of the Transaction, after taking into consideration the conversion of 11,592,084 shares of HACI Common Stock and the retirement of 7,503,133 shares of HACI Common Stock purchased by HACI and retired in connection with the Transaction. Includes (i) 200,000 shares of Company Common Stock issued or issuable to Company employees pursuant to retention bonus awards and (ii) 3,250,000 shares of Company Common Stock that are held by HH-HACI, L.P. (the “Sponsor”) and Resolute Holdings, LLC subject to forfeiture unless at any time prior to five years from the closing of the Transaction, either (x) the closing sale price of the Company Common Stock exceeds $15.00 per share for 20 trading days in any 30 trading day period beginning 90 days after the closing of the Transaction, or (y) a Change in Control Event occurs in which Company Common Stock is valued at greater than $15.00 per share (the “Company Earnout Shares”). Until forfeited, Company Earnout Shares will vote but will not participate in dividends and distributions. Excludes (i) 27,600,000 shares of Company Common Stock subject to purchase at any time upon exercise of warrants to purchase Company Common Stock at an exercise price of $13.00 per share for five years from the Transaction (“Public Warrants”), (ii) 7,000,000 warrants to purchase Company Common Stock at a price of $13.00 per share that are currently exercisable (“Company Sponsors’ Warrants”), (iii) 13,800,000 warrants to purchase Company Common Stock at a price of $13.00 per share that will be exercisable at any time prior to five years from the closing of the Transaction in the event that the closing sale price of the Company Common Stock exceeds $13.75 per share for 20 trading days in any 30 trading day period beginning 90 days after the closing of the Transaction (“Company Founders’

Warrants”), and (iv) up to 2,657,744 shares reserved for issuance under Company’s 2009 Performance Incentive Plan.

(2)	The address of the holder is 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

(3)	Includes 1,827,700 Company Earnout Shares and 4,666,667 Company Sponsors’ Warrants to purchase Company Common Stock at a price of $13.00 per share that are currently exercisable. Excludes 9,016,000 Company Founders’ Warrants to purchase Company Common Stock at a price of $13.00 per share that will be exercisable as described in Note 1 above.

(4)	Thomas O. Hicks is HACI’s Chairman of the Board and the sole member of HH-HACI GP, LLC, the general partner of HH-HACI, L.P. (the “Sponsor”), and may be considered to have beneficial ownership of the Sponsor’s interests in the Company. Mr. Hicks has designated Thomas O. Hicks, Jr. to be a director of the Company after the closing of the Transaction. Mr. Hicks disclaims beneficial ownership of any shares of Company Common Stock in which he does not have a pecuniary interest. Mr. Hicks’ address is c/o Hicks Holdings LLC, 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

(5)	Directors of the Company.

(6)	The address of Resolute Holdings, LLC is 1675 Broadway, Suite 1950, Denver, Colorado 80202. Natural Gas Partners VII, L.P. and NGP-VII Income Co-Investment Opportunities, L.P. (“Co-Invest,” and collectively with Natural Gas Partners, VII, L.P., “Natural Gas Partners”) have an approximately 71% membership interest in Company Holdings, LLC, subject to certain adjustments in the future that could decrease such interest. Nicholas J. Sutton, James M. Piccone, Richard F. Betz, Dale E. Cantwell, Theodore Gazulis and Janet W. Pasque collectively have an approximate 26% membership interest in Resolute Holdings, LLC. Certain other employees, and former employees, of Resolute Holdings, LLC and its affiliates collectively own an approximate 3% membership interest in Resolute Holdings, LLC, all of which are subject to certain adjustments in the future that could increase such interests. None of such persons holds more than a 10% membership interest in Resolute Holdings, LLC. In addition, Messrs. Sutton, Piccone, Kenneth A. Hersh, Richard L. Covington and William J. Quinn serve as directors of Resolute Holdings, LLC. G.F.W. Energy VII, L.P. is the sole general partner of Natural Gas Partners VII, L.P. and GFW VII, L.L.C. is the sole general partner of G.F.W. Energy VII, L.P. Natural Gas Partners VII, L.P. owns NGP Income Management, L.L.C., which is the sole general partner of Co-Invest. G.F.W. Energy VII, L.L.C. may be deemed to beneficially own any Company Common Stock, Company Earnout Shares, Company Sponsors’ Warrants and Company Founders’ Warrants issued to Resolute Holdings, LLC in connection with the Transaction and that may be attributable to Natural Gas Partners. Kenneth A. Hersh, who is a member of GFW VII, L.L.C., may also be deemed to share the power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, Company Common Stock, Company Earnout Shares, Company Sponsors’ Warrants and Company Founders’ Warrants. Mr. Hersh disclaims any beneficial ownership of Company Common Stock, Company Earnout Shares, Company Founders’ Warrants and Company Sponsors’ Warrants which he may be deemed to have by virtue of his relationship with GFW VII, L.L.C. Because none of Messrs. Sutton, Piccone, Betz, Cantwell, Gazulis, Hersh, Covington or Quinn, or Ms. Pasque, will have the power to vote, or to direct the vote, or to dispose of, or direct the disposition of the Company Common Stock, Company Earnout Shares, Company Founders’ Warrants and Company Sponsors’ Warrants owned by Resolute Holdings, LLC, each of such persons disclaims beneficial ownership of such Company Common Stock, Company Earnout Shares, Company Founders’ Warrants and Company Sponsors’ Warrants. The address of Natural Gas Partners is 125 E. John Carpenter Fwy., Suite 600, Irving, Texas 75062.

(7)	Resolute Holdings, LLC is the record and beneficial owner of the Company Common Stock, Company Earnout Shares, Company Sponsors’ Warrants and Company Founders’ Warrants, but may, in the discretion of the board of directors of Resolute Holdings, LLC, distribute Company Common Stock to members of Resolute Holdings, LLC following the Transaction pro rata in accordance with their membership interests in Resolute Holdings, LLC.

(8)	Includes (i) 9,000,100 shares of Company Common Stock, (ii) 2,333,333 Company Sponsors’ Warrants to purchase Company Common Stock at a price of $13.00 per share that are currently exercisable, and (iii) 1,385,000 Company Earnout Shares, which are subject to forfeitures as described in Note 1 above. Excludes 4,600,000 Company Founders’ Warrants to purchase Company Common Stock at a price of $13.00 per share that will be exercisable as described in Note 1 above.

(9)	Includes 9,325 Company Earnout Shares. Excludes 46,000 Company Founders’ Warrants to purchase Company Common Stock at a price of $13.00 per share that will be exercisable as described in Note 1 above.

(10)	Executive officers of the Company.
     Directors and Executive Officers
     Effective upon the closing of the Transaction, the following persons are officers of the Company: Nicholas J. Sutton, Chief Executive Officer; James M. Piccone, President, General Counsel and Secretary; Richard F. Betz, Senior Vice President, Business Development; Dale E. Cantwell, Senior Vice President, Operations; Theodore Gazulis, Senior Vice President and Chief Financial Officer; and Janet W. Pasque, Senior Vice President, Land and Development.
     Effective upon the closing of the Transaction, the following persons are the members of the Company’s board of directors: Nicholas J. Sutton, James M. Piccone, Kenneth A. Hersh, Richard L. Covington, William J. Quinn, William H. Cunningham, Thomas O. Hicks, Jr., Robert M. Swartz and James E. Duffy.
     Information regarding the directors and executive officers of the Company following the consummation of the Transaction is included in the Proxy Statement/Prospectus under “The Company Executive Officers, Directors, Executive Compensation and Corporate Governance ” beginning on page 232 and, as applicable, “HACI Executive Officers, Directors, Executive Compensation and Corporate Governance” beginning on page 161, and information regarding certain relationships and related transactions relative to the foregoing persons, to the extent applicable, is included in the Proxy Statement/Prospectus under “Certain Relationships and Related Transactions—Resolute Related Person Transactions” beginning on page 252, which information is incorporated herein by reference.
     Executive Compensation
     Information regarding director and executive officer compensation of the Company is included in the Proxy Statement/Prospectus under “The Company Executive Officers, Directors, Executive Compensation and Corporate Governance ” beginning on page 232, and information regarding the compensation of HACI’s directors and executive prior to the completion of the Transaction is included under “HACI’s Executive Officers, Directors, Executive Compensation and Corporate Governance” on page 161, which information is incorporated herein by reference.
     Certain Relationships and Related Transactions, and Director Independence
     Information regarding certain relationships and related transactions relating to HACI and the Company is included in the Proxy Statement/Prospectus under “Certain Relationships and Related Transactions” beginning on page 252, which information is incorporated herein by reference. Information regarding director independence is included in the Proxy Statement/Prospectus under “The Company Executive Officers, Directors, Executive Compensation and Corporate Governance” beginning on page 232, which information is incorporated herein by reference.

     Legal Proceedings
     Information regarding certain legal proceedings relating to the Company is included in the Proxy Statement/Prospectus under “Resolute’s Business—Legal Proceedings” beginning on page 230, which information is incorporated herein by reference.
     Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
     Historical market price information regarding the Company’s securities is not provided because prior to the Transaction, there was no public market for the Company’s securities.
     Recent Sales of Unregistered Securities
     Not applicable.
     Description of Company’s Securities
     A description of the Company’s common stock and other securities is included in the Proxy Statement/Prospectus under “Description of Securities” beginning on page 257, which information is incorporated herein by reference.
     Indemnification of Directors and Officers
     Contemporaneously with the closing of the Transaction, the Company entered into an indemnification agreement with each of its directors and executive officers pursuant to which the Company generally agreed to indemnify, and advance expenses to, such individuals in connection with claims brought against them in their capacities as officers and directors of the Company to the maximum extent permitted under Delaware law. The preceding summary of the indemnification agreements is qualified in its entirety by reference to the complete text of the form of agreement, which was filed as Exhibit 10.8 to the Registration Statement on Form S-4 that includes the Proxy Statement/Prospectus.
     Additional information regarding indemnification of directors and officers of the Company is included in the Proxy Statement/Prospectus under “Certain Relationships and Related Transactions – Indemnification Agreements” on page 254, which information is incorporated herein by reference.
     Financial Statements, Supplementary Data and Exhibits
     Financial information relating to the Company and HACI is included in the Proxy Statement/Prospectus under “Financial Statements” beginning on page F-1, which information is incorporated herein by reference. All exhibits required to be filed pursuant to Regulation S-K 601 hereto were filed as exhibits to the Registration Statement on Form S-4 that includes the Proxy Statement/Prospectus and are incorporated herein by reference.
     Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
     Not applicable.
Item 5.01. Changes in Control of Registrant.
     The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.
     To the extent applicable, the information set forth in Item 2.01 and the information set forth in the Proxy Statement/Prospectus under “The Acquisition” beginning on page 99 and “The Acquisition Agreement” beginning on page 127, is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) and (b)    Financial Statements
Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in Proxy Statement/Prospectus beginning on page F-1, and under “Selected Historical and Unaudited Pro Forma Financial Information of Resolute and Resolute Energy Corporation” beginning on page 169, which information is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: October 1, 2009

RESOLUTE ENERGY CORPORATION
By:	/s/ James M. Piccone
James M. Piccone
President